                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   __________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):   July 11, 2002
                                                  ---------------


                              CENTRA SOFTWARE, INC.
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             (Exact name of registrant as specified in its charter)


              Delaware                             000-27861                               04-3268918
-------------------------------------------------------------------------------------------------------------
(State or other jurisdiction)                     (Commission                           (IRS Employer
         of incorporation)                        File Number)                          Identification No.)

430 Bedford Street, Lexington, MA                                       02420
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code: (781) 861-7000
                                                   -----------------------------




                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 4.  Changes in Registrant's Certifying Accountant.

         Our audit committee has recommended and our board of directors has unanimously resolved (i) to dismiss Arthur Andersen LLP as our independent accountants, and (ii) to engage KPMG LLP as our independent accountants, each effective on July 11, 2002.

         During the period from January 1, 2000 through the date of this current report, there was no disagreement between Arthur Andersen LLP and us on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on our financial statements.

         The reports of Arthur Andersen LLP on our financial statements for the period from January 1, 2000 through December 31, 2001 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the period from January 1, 2000 through July 11, 2002, there were no "reportable events" within the meaning of Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Act of 1933, as amended.

         Pursuant to Item 304(a)(3) of Regulation S-K, we have requested that Arthur Andersen LLP furnish us with a letter addressed to the SEC stating whether or not Arthur Andersen LLP agrees with the above statements, and we will make reasonable efforts to obtain a response from Arthur Andersen LLP. However, we have been informed that, due to circumstances unrelated to us, Arthur Andersen LLP may be unable to provide us with such a letter. A copy of such letter, if provided, will be filed as an attachment to this current report on Form 8-K by amendment not later than two business days following its receipt by us.

         During the period from January 1, 2000 through July 11, 2002, we did not consult with KPMG LLP regarding either the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on our financial statements, or any matter that was the subject of a disagreement or reportable event with Arthur Andersen LLP.

                                      -2-

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CENTRA SOFTWARE, INC.


Dated:  July 15, 2002                             By:  /s/ Leon Navickas
                                                      --------------------------
                                                      Leon Navickas
                                                      Chief Executive Officer

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